Miller Income Fund
June 30, 2020
Schedule of Investments (unaudited)
SECURITY	SHARES	VALUE
COMMON STOCKS - 46.3%

CONSUMER DISCRETIONARY - 5.2%
Hotels, Restaurants & Leisure - 4.1%
Cedar Fair LP	240,000	$6,600,000
Specialty Retail - 1.1%
Chico's FAS Inc.	1,336,300	1,844,094
TOTAL CONSUMER DISCRETIONARY		8,444,094

CONSUMER STAPLES - 3.2%
Tobacco - 3.2%
British American Tobacco PLC	133,300	5,127,749

ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
NGL Energy Partners LP	163,100	636,090

FINANCIALS - 19.5%
Banks - 4.1%
Danske Bank A/S	90,000	1,197,919
Sberbank of Russia PJSC - ADR	494,500	5,607,630
Total Banks		6,805,549
Capital Markets - 13.1%
Apollo Global Management Inc., Class A Shares	185,500	9,260,160
Carlyle Group Inc./The	204,000	5,691,600
Lazard Ltd.	120,000	3,435,600
Sculptor Capital Management Inc.	222,200	2,873,046
Total Capital Markets		21,260,406
Mortgage Real Estate Investment Trusts (REITs) - 2.3%
Annaly Capital Management Inc.	180,000	1,180,800
Two Harbors Investment Corp.	500,000	2,520,000
Total Mortgage Real Estate Investment Trusts (REITs)		3,700,800
TOTAL FINANCIALS		31,766,755

INDUSTRIALS - 4.0%
Commercial Services & Supplies - 1.3%
Quad/Graphics Inc.	635,300	2,064,725
Marine - 2.7%
Atlas Corp.	575,000	4,370,000
TOTAL INDUSTRIALS		6,434,725

MATERIALS - 8.7%
Chemicals - 4.2%
Chemours Co/The	443,300	6,804,655
Metals & Mining - 4.5%
Alrosa PJSC	5,478,100	4,963,331
Eregli Demir ve Celik Fabrikalari TAS	1,879,100	2,352,474
Total Metals & Mining		7,315,805
TOTAL MATERIALS		14,120,460

REAL ESTATE- 5.3%
Equity Real Estate Investment Trusts (REITs) - 5.3%
GEO Group Inc/The	725,000	8,576,750

TOTAL COMMON STOCKS (Cost - $81,859,537)		75,106,623

SECURITY	RATE		SHARES	VALUE
PREFERRED STOCKS - 3.0%
FINANCIALS - 1.2%
Mortgage Real Estate Investment Trusts (REITs) - 1.2%
Two Harbors Investment Corp. (effective 1/27/2025, 3M US LIBOR + 5.011%)(a), 1/27/2025(b)	7.250%		73,786	$1,521,467
Two Harbors Investment Corp.	7.500%		26,850	565,193
Total Mortgage Real Estate Investment Trusts (REITs)				2,086,660

INDUSTRIALS - 1.8%
Commercial Services & Supplies - 1.8%
Pitney Bowes Inc.	6.700%		192,947	2,917,359
TOTAL FINANCIALS				2,086,660

TOTAL PREFERRED STOCKS (Cost - $4,150,912)				5,004,019

		MATURITY DATE	FACE AMOUNT
CORPORATE BONDS - 49.6%

COMMUNICATION SERVICES - 7.0%
Diversified Telecommunication Services - 7.0%
CenturyLink Inc.	7.600%	9/15/39	$10,500,000	11,323,935

CONSUMER DISCRETIONARY - 11.7%
Hotels, Restaurants & Leisure - 2.7%
Carnival Corp. (c)	11.500%	4/1/23	3,500,000	3,806,250
SeaWorld Parks & Entertainment Inc. (c)	8.750%	5/1/25	500,000	507,187
Total Hotels, Restaurants & Leisure				4,313,437
Specialty Retail - 9.0%
Bed Bath & Beyond Inc.	5.165%	8/1/44	16,609,000	9,473,774
GameStop Corp. (c)	6.750%	3/15/21	6,500,000	5,187,812
Total Specialty Retail				14,661,586
TOTAL CONSUMER DISCRETIONARY				18,975,023

ENERGY - 9.1%
Oil, Gas & Consumable Fuels - 9.1%
Alliance Resource Operating Partners LP (c)	7.500%	5/1/25	9,100,000	6,165,250
Chaparral Energy Inc. (c)	8.750%	7/15/23	9,000,000	990,000
Extraction Oil & Gas Inc. (c)(d)	7.375%	5/15/24	2,000,000	392,290
NGL Energy Partners LP	7.500%	4/15/26	4,000,000	3,049,360
Occidental Petroleum Corp.	4.400%	4/15/46	6,000,000	4,195,350
Ultra Resources Inc. (c)(d)	7.125%	4/15/25	10,750,000	32,250
Total Oil, Gas & Consumable Fuels				14,824,500
TOTAL ENERGY				14,824,500

FINANCIALS - 4.4%
Consumer Finance - 4.4%
Curo Group Holdings Corp. (c)	8.250%	9/1/25	8,980,000	7,209,279

HEALTH CARE - 4.5%
Pharmaceuticals- 4.5%
Endo Finance LLC (c)	9.500%	7/31/27	3,053,000	3,244,423
Endo Finance LLC (c)	6.000%	6/30/28	3,852,000	2,503,800
Par Pharmaceutical Inc. (c)	7.500%	4/1/27	1,526,000	1,571,086
Total Pharmaceuticals				7,319,309
TOTAL HEALTH CARE				7,319,309

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
INFORMATION TECHNOLOGY - 11.2%
IT Services - 2.3%
GTT Communications Inc. (c)	7.875%	12/31/24	$7,000,000	$3,696,875
Technology Hardware, Storage & Peripherals - 8.9%
Diebold Nixdorf Inc.	8.500%	4/15/24	18,117,000	14,423,759
TOTAL INFORMATION TECHNOLOGY				18,120,634

MATERIALS - 1.5%
Chemicals - 1.5%
Chemours Co/The	7.000%	5/15/25	2,500,000	2,392,325

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
GEO Group Inc/The	5.125%	4/1/23	425,000	368,953

TOTAL CORPORATE BONDS (Cost - $92,760,717)				80,533,958

TOTAL INVESTMENTS - 98.9% (Cost - $178,771,166)				160,644,600
Other Assets in Excess of Liabilities - 1.1%				1,755,481
TOTAL NET ASSETS - 100.0%				$162,400,081

ADR - American Depositary Receipt
PJSC - Public Joint-Stock Company
PLC - Public Limited Company
(a) Fixed to floating rate. Effective date of change and formula disclosed. Rate disclosed is as of period end.
(b) Callable at any dividend payment on or after date disclosed.
(c) Security was purchased to rule 144 under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(d) Defaulted security.

The Global Industry Classification Standard (GICS ®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Notes to Schedule of Investments (unaudited)

Valuation

Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices quoted. Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by Miller Value Partners, LLC (the “Adviser”) under procedures established by and under the general supervision and responsibility of the Board.

Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad categories as defined below:

Level 1 - Quoted prices in active markets for identical securities.  An active market for a security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 -	Significant unobservable inputs, including the Fund's own assumptions in determining fair value of investments

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the fair values of the Fund’s consolidated investments in each category investment type as of June 30, 2020:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL

Investments (a)
Common Stocks	$75,106,623	$-	$-	$75,106,623
Preferred Stocks	5,004,019	-	-	5,004,019
Corporate Bonds	-	80,533,958	-	80,533,958
Total Investments	$80,110,642	$80,533,958	$-	$160,644,600
(a) See Schedule of Investments for additional detailed categorizations.